Exhibit 99.15

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Balance Sheets
June 30, 2009

	As of June 30, 2009	As of December 31, 2008

	(Restated)	(Audited)

ASSETS

Current Assets
Cash	$307	$3,310

Total Current Assets	307	3,310

Equipment, net	95,399	95,691

Total Assets	$95,706	$99,001

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Accrued Expenses	$8,579	$2,555
Accounts payable	12,960	2,775
Loan from related party	109,975	51,975
Other loan payable	94,063	94,063

Total Liabilities	225,577	151,368

Stockholders' Equity
Common Stock, (Authorized, 200,000,000 shares, Par value: $0.001, 26,250,000 shares and 16,250,000 shares Issued and outstanding as of June 30, 2009 and December 31, 2008, respectively	26,250	26,250
Additional Paid-in Capital	33,750	33,750
Deficit accumulated during
the development stage	(189,871)	(112,367)

Total Stockholders' Equity	(129,871)	(52,367)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$95,706	$99,001

The accompanying notes are an integral part of these financial statements.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Operations (Unaudited)
June 30, 2009

	Three Months Ending		6 Months Ending		From Inception of the Development Stage January 1, 2007 Through June 30, 2009

	June 30, 2009	June 30, 2008	June 30,2009	June 30, 2008

	(Restated)		(Restated)		(Restated)

REVENUES
Revenues	$-	$-	$-	$-	$68,029

Total Revenues	-	-	-	-	68,029

Operating Expense
Administrative Expense	37,371	-	71,481	22,065	249,322

Total Operating Expenses	37,371	-	71,481	22,065	249,322

Other income (loss)
Interest Expense	(3,270)	-	(6,023)	-	(8,578)

Total other income (loss)	(3,270)	-	(6,023)	-	(8,578)

Net (Loss)	$(40,641)	$-	$(77,504)	$(22,065)	$(189,871)

Basic earnings per share	$(0.00)	$-	$(0.00)	$(0.00)

Weighted average number of common shares outstanding	26,250,000	22,074,176	26,250,000	19,178,177

The accompanying notes are an integral part of these financial statements.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Changes in Stockholders' Equity (Unaudited)
From March 2, 2001 (inception) through June 30, 2009

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Deficit Accumulated During the Development Stage		Total

On March 5, 2001,
6,250,000 shares issued for services	6,250,000	$6,250	$(5,000)	$		$1,250

On April 5, 2001,
6,250,000 shares issued for services	6,250,000	6,250	(5,000)			1,250

August to December 2001
3,750 shares issued for cash	3,750,000	3,750	3,750			7,500

Net loss, December 31, 2001					(2,066)	(2,066)

Balance, December 31, 2001	16,250,000	16,250	(6,250)		(2,066)	7,934

Net loss, December 31, 2002					(2,204)	(2,204)

Balance, December 31, 2002	16,250,000	16,250	(6,250)		(4,270)	5,730

Net loss, December 31, 2003					(11,024)	(11,024)

Balance, December 31, 2003	16,250,000	16,250	(6,250)		(15,294)	(5,294)

Net loss, December 31, 2004					(1,475)	(1,475)

Balance, December 31, 2004	16,250,000	16,250	(6,250)		(16,769)	(6,769)

Net income, December 31, 2005					9,781	9,781

Balance, December 31, 2005	16,250,000	16,250	(6,250)		(6,988)	3,012

Net income, December 31, 2006					1,808	1,808

Balance, December 31, 2006	16,250,000	16,250	(6,250)		(5,180)	4,820

Net income, December 31, 2007					(4,820)	(4,820)

Balance, December 31, 2007	16,250,000	16,250	(6,250)		(10,000)	-

May 9, 2008,
10,000,000 shares issued for cash	10,000,000	10,000	40,000			50,000

Net loss, December 31, 2008					(102,367)	(102,367)

Balance December 31, 2008	26,250,000	$26,250	$33,750		$(112,367)	$(52,367)

Net loss, June 30, 2009					(77,504)	(77,504)

Balance June 30, 2009 (restated)	26,250,000	$26,250	$33,750		$(189,871)	$(129,871)

* All outstanding share amounts have been retroactively restated to reflect the Company's 5 to 1 stock split.

The accompanying notes are an integral part of these financial statements.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Cash Flow (Unaudited)
For the Six Months ended June 30, 2009 and 2008
and for the Period from March 2, 2001 (inception) through June 30, 2009

	Six Months Ended June 30,		From March 2, 2001 (Inception) Through June 30, 2009

	2009	2008

	(Restated)		(Restated)

Operating Activities
Net income (Loss)	$(77,504)	$(22,065)	$(189,871)
Adjustments to reconcile net incometo net cash provided by (used in) operations:
Depreciation expenses	292		438
Share issued for services			2,500
Changes in operating assets and liabilities:
Increase (Decrease) in accounts payable	10,185	-	12,960
Increase (Decrease) in accrued expenses	6,024	-	8,579

Net Cash Provided (used) by Operating Activities	(61,003)	(22,065)	(165,394)

Investing Activities
Purchase Equipment	-	-	(95,837)

Net Cash Provided (used) by Investing Activities	-	-	(95,837)

Financing Activities
Increase in loan from related party	58,000	-	109,975
Increase in other loan payable	-	-	94,063
Cash received from issuance of stock	-	50,000	57,500

Net Cash Provided(used) by Financing Activities	58,000	50,000	261,538

Increase (decrease) in cash from continuing operations	(3,003)	27,935	307
Cash and cash equivalents at beginning of period	3,310	-	-

Cash and Cash Equivalents at End of Period	$307	$27,935	$307

Cash Paid for Interest	$-	$-	$-

Cash Paid for Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
June 30, 2009

NOTE 1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

Green Star Alternative Energy, Inc. (the Company) (Formerly R&R Travel Inc.) was incorporated under the laws of the State of Nevada on March 2, 2001 and originally in the travel business, where the Company provided travel packages to financial services professionals in connection with seminars and other professional education events.

On June 6, 2008, the Company, by amendment to its articles of incorporation, changed its name to Green Star Alternative Energy, Inc. and changed it business operations to become a provider of clean restorative and profitable energy from wind, water and sunlight; whereas the world's current method of supplying the majority of its energy needs is with fossil fuels.

The Company has minimal operations at this time and is considered a development stage company.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Basis of Presentation

The Company's financial statements are prepared using the accrual method of accounting and have been prepared in accordance with accounting principles generally accepted in the United State. The Company has elected a December 31, year-end.

b.  Basic and Diluted Earnings per Share

In February 1997, the FASB issued SFAS No. 128, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No. 128 effective March 2, 2001 (inception).

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

c.  Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

d.  Equipment

Equipment is carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable property (Wind Sensor: 20 year, Computer: 3 year). Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions. Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Fully depreciated assets are retained in equipment and accumulated depreciation accounts until retirement or disposal. Upon retirement or disposal of an asset, the cost and related accumulated depreciation are removed, and any resulting gain or loss, net of proceeds, is credited or charged to operations.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
June 30, 2009

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.  Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.  Income Taxes

Deferred income taxes are reported for timing differences between items of income and expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS 109, "ACCOUNTING FOR INCOME TAXES," which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for tax loss and credit carry-forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

g.  Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash deposits. This cash is on deposit with a large federally insured bank. The Company has not experienced any losses in cash balances and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

h.  Recent Accounting Pronouncements

The Company does not expect any recent accounting pronouncements to have a material impact on its financial statements.

NOTE 3.  GOING CONCERN

The accompanying financial statements are presented on a going concern basis. The Company operated as R&R Travel from inception (March 2, 2001) until June 6, 2008 when the Company voted to change it's name to Greenstar Alternative Energy Inc. and modified it's business plan to operate as a provider of clean energy. The deficit accumulated during the development stage as of June 30, 2009 is $189,871. Available cash at June 30, 2009 is $11,786. The future of this Company is dependent upon its ability to obtain financing and upon profitable operations from the development of its business opportunities.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
June 30, 2009

NOTE 4.  EQUIPMENT

Equipment consists of the following:

	June 30, 2009	December 31, 2008

Wind Sensor	$ 94,088	$ 94,088
Computer	1,749	1,749

Total Fixed Assets	95,837	95,837

Less: Accumulated Depreciation	(438)	(146)

Net Fixed Assets	$ 95,399	$ 95,691

Depreciation expenses for the quarter ended June 30, 2009 were $146. The Company does not start depreciation for Wind Sensor because Wind Sensor is not used for the purpose. When Wind Sensor is using the purpose, the Company will depreciate it.

NOTE 5.  INCOME TAXES

The company has incurred operating losses of $149,229, which, if utilized, will begin to expire in 2027. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements and have been offset by a valuation allowance.

Details of deferred tax assets are as follows;

As of June 30, 2009

Deferred tax assets:
Net operating loss (from inception to June 30, 2009)	$ 189,871
Statutory tax rate(combined federal and state)	34%

Deferred tax assets	64,556
Valuation allowance	(64,556)

Net deferred tax assets	-0-

The potential future tax benefits of these losses have not been recognized in these financial statements due to the uncertainty of their utilization. When the future utilization of some portion of the carry-forwards is determined not to be "more likely than not" a valuation allowance is provided to reduce the recorded tax benefits from such assets.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
June 30, 2009

NOTE 6.  STOCKHOLDERS' EQUITY

On June 6, 2008, the Company voted, to amend its Articles of Incorporation to increase the total number of authorized shares of common stock at par value of $0.001 to 200,000,000 (two hundred million). Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights and are entitled to share rateably in dividends, if any. In the event of a liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.

All outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no pre emptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

In March, 2001, the Company issued 6,250,000 shares of its par value common stock to various officers and consultants for services ($1,250) rendered to the Company.

In April, 2001, the Company issued 6,250,000 shares of its par value common stock to various officers and consultants for services ($1,250) rendered to the Company.

In the fourth quarter of 2001, the Company issued an offering of 3,750,000 shares of its par value common stock to various shareholders in exchange for cash proceeds realized in the amount of $7,500.

On May 9, 2008, the Company issued 10,000,000 shares of common stock at a price of $0.025 per share to its new CFO/Director for a total cash consideration of $50,000.

The stockholders' equity section of the Company contains the following class of capital stock as of June 30, 2009:

•      Common stock, $ 0.001 par value: 200,000,000 authorized 26,250,000 shares issued and outstanding

On June 6, 2008, the Company voted, via amendment to their Articles of Incorporation, to approve a forward share split of the Corporation's outstanding and issued shares of common stock of five (5) shares for each one (1) issued by the Corporation. All share amounts have been retroactively adjusted for all periods presented.

NOTE 7.  LOANS PAYABLE

The Company issued an unsecured Promissory Note dated August 30, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $20,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is August 30, 2009. On December 15, 2008, the Company repaid $13,025.The total accrued interest as of June 30, 2009 is $679.

The Company issued a secured Promissory Note to Seal Commercial S.A. dated September 25, 2008 (the "Note") in connection with the purchase of Wind Sensors which act as "collateral" for the said loan. The loan is for $94,087 and the terms and conditions of such Note allow for prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is September 25, 2009. The total accrued interest as of June 30, 2008 is $5,015.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
June 30, 2009

NOTE 7.  LOANS PAYABLE (Continued)

The Company issued an unsecured Promissory Note dated November 10, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $15,000 working capital loan to the Corporation. The terms and conditions of such note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is November 10, 2009. The total accrued interest as of June 30, 2008 is $669.

The Company issued an unsecured Promissory Note dated November 25, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $30,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is November 25, 2009.The total accrued interest as of June 30, 2009 is $1,259.

The Company issued an unsecured Promissory Note dated February 12, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with an $8,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is February 12, 2010. The total accrued interest as of June 30, 2009 is $212.

The Company issued an unsecured Promissory note dated February 17, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $5,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is February 17, 2010. The total accrued interest as of June 30, 2009 is $127.

The Company issued an unsecured Promissory Note dated March 6, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $25,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is March 6, 2010. The total accrued interest as of June 30, 2009 is $556.

The Company issued a n unsecured Promissory Note dated May 15, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $20,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is May 15, 2010. The total accrued interest as of June 30, 2009 is $61.

The Company has an account payable of $12,960 as of June 30, 2009

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
June 30, 2009

NOTE 10.  RESTATEMENT

The accompanying audited financial statements as of June 30, 2009 have been restated.

The following is a summary of the significant effects of the restatement on the Balance Sheet:
	Original	Adjusted	Restated
Equipment	0	95,399	95,399
Total assets	307	95,399	95,706

Total liabilities	225,577	0	225,557
Total shareholders equity	(225,270)	95,399	(129,871)
Total liabilities and shareholders' equity	307	95, 399	95,706

The following is a summary of the significant effects of the restatement on the Statement of Operation for the six months:
	Original	Adjusted	Restated
Administration expenses	71,189	292	71,481
Net loss	77,212	292	77,504

Accumulated net loss	285,020	89,969	189,871

The following is a summary of the significant effects of the restatement on the Statement of Operation for the three months:
	Original	Adjusted	Restated
Administration expenses	37,225	146	37,371
Net loss	40,495	146	40,641

The adjustment entries are the following:
Debit	Credit	Amounts
Equipment		95,691
	Accumulated deficit		95,691

Depreciation		292
	Accumulated depreciation		292

The Company purchased Wind Sensor and computer and recorded as expenses. The Company restated expenses to asset and calculated related depreciation.

June 30, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Balance Sheets
March 31, 2009

	As of March 31, 2009	As of December 31, 2008

	(Restated)	(Audited)

ASSETS

Current Assets
Cash	$11,786	$3,310

Total Current Assets	11,786	3,310

Equipment, net	95,445	95,691.00

Total Assets	$107,231	$99,001

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Accrued Expenses	5,309	2,555
Accounts payable	7,213	2,775
Loan from related party	89,975	51,975
Other loan payable	94,063	94,063

Total Liabilities	196,560	151,368

Stockholders' Equity
Common Stock, (Authorized, 200,000,000 shares, Par value: $0.001, 26,250,000 shares and 16,250,000 shares Issued and outstanding as of December 31, 2008 and 2007	26,250	26,250
Additional Paid-in Capital	33,750	33,750
Deficit accumulated during the development stage	(149,229)	(112,367)

Total Stockholders' Equity	(89,229)	(52,367)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$107,331	$99,001

The accompanying notes are an integral part of these financial statements.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Operations
For the Three Months ended March 31, 2009 and 2008
and for the Period from March 2, 2001 (inception) through March 31, 2009

	Three Months Ended March 31,		From March 2, 2001 (Inception) Through March 31, 2009

	2009	2008

	(Restated)		(Restated)

REVENUES
Revenues	$-	$-	$68,029

Total Revenues	-	-	68,029

Operating Expense
Administrative Expense	34,109	-	211,950

Total Operating Expenses	34,109	-	211,950

Other income (loss)
Interest expenses	(2,753)	-	(5,308)

Total Other Income (Loss)	(2,753)	-	(5,308)

Net (Loss)	$(36,862)	$-	$(149,229)

Basic earnings per share	$(0.01)	$0.00

Weighted average number of common shares outstanding	26,250,000	16,250,000

The accompanying notes are an integral part of these financial statements.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Changes in Stockholders' Equity
From March 2, 2001 (inception) through March 31, 2009

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Deficit Accumulated During the Development Stage		Total

On March 5, 2001,
6,250,000 shares issued for services	6,250,000	$6,250	$(5,000)	$		$1,250

On April 5, 2001,
6,250,000 shares issued for services	6,250,000	6,250	(5,000)			1,250

August to December 2001
3,750 shares issued for cash	3,750,000	3,750	3,750			7,500

Net loss, December 31, 2001					(2,066)	(2,066)

Balance, December 31, 2001	16,250,000	16,250	(6,250)		(2,066)	7,934

Net loss, December 31, 2002					(2,204)	(2,204)

Balance, December 31, 2002	16,250,000	16,250	(6,250)		(4,270)	5,730

Net loss, December 31, 2003					(11,024)	(11,024)

Balance, December 31, 2003	16,250,000	16,250	(6,250)		(15,294)	(5,294)

Net loss, December 31, 2004					(1,475)	(1,475)

Balance, December 31, 2004	16,250,000	16,250	(6,250)		(16,769)	(6,769)

Net income, December 31, 2005					9,781	9,781

Balance, December 31, 2005	16,250,000	16,250	(6,250)		(6,988)	3,012

Net income, December 31, 2006					1,808	1,808

Balance, December 31, 2006	16,250,000	16,250	(6,250)		(5,180)	4,820

Net income, December 31, 2007					(4,820)	(4,820)

Balance, December 31, 2007	16,250,000	16,250	(6,250)		(10,000)	-

May 9, 2008,
10,000,000 shares issued for cash	10,000,000	10,000	40,000			50,000

Net loss, December 31, 2008					(102,367)	(102,367)

Balance December 31, 2008	26,250,000	$26,250	$33,750		$(112,367)	$(52,367)

Net loss, March 31, 2009					(36,862)	(36,862)

Balance March 31, 2009 (restated)	26,250,000	$26,250	$33,750		$(149,229)	$(89,229)

* All outstanding share amounts have been retroactively restated to reflect the Company's 5 to 1 stock split.

The accompanying notes are an integral part of these financial statements.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Cash Flow (Unaudited)
For the Three Months ended March 31, 2009 and 2008
and for the Period from March 2, 2001 (inception) through March 31, 2009

	Three Months Ended March 31,		From March 2, 2001 (Inception) Through March 31, 2009

	2009	2008

	(Restated)		(Restated)

Operating Activities
Net income (Loss)	$(36,862)	$-	$(149,229)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expenses	146		292
Share issued for services			2,500
Changes in operating assets and liabilities:
Decrease in accounts receivable		-
Increase in accounts payable	4,438	-	7,213
Increase in accrued liabilities	2,754	-	5,309

Net Cash Provided (used) by Operating Activities	(29,524)	-	(133,915)

Investing Activities
Purchase Equipment	-	-	(95,837)

Net Cash Provided (used) by Investing Activities	-	-	(95,837)

Financing Activities
Increase in loan from related party	38,000	-	89,975
Increase in other loan payable	-	-	94,063
Cash received from issuance of stock	-	-	57,500

Net Cash Provided(used) by Financing Activities	38,000	-	241,538

Net increase (decrease) in cash	8,476	-	11,786
Cash and cash equivalents at beginning of period	3,310	-	-

Cash and Cash Equivalents at End of Period	$11,786	$-	$11,786

Cash Paid for Interest	$-	$-	$-

Cash Paid for Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
March 31, 2009

NOTE 1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

Greenstar Alternative Energy, Inc. (the Company) (Formerly R&R Travel Inc.) was incorporated under the laws of the State of Nevada on March 2, 2001 and originally in the travel business, where the Company provided travel packages to financial services professionals in connection with seminars and other professional education events.

On June 6, 2008, the Company, by amendment to its articles of incorporation, changed its name to Greenstar Alternative Energy, Inc. and changed it business operations to become a provider of clean restorative and profitable energy from wind, water and sunlight; whereas the world's current method of supplying the majority of its energy needs is with fossil fuels.

The Company has minimal operations at this time and is considered a development stage company.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Basis of Presentation

The Company's financial statements are prepared using the accrual method of accounting and have been prepared in accordance with accounting principles generally accepted in the United State. The Company has elected a December 31, year-end.

b.  Basic and Diluted Earnings per Share

In February 1997, the FASB issued SFAS No. 128, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No. 128 effective March 2, 2001 (inception).

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

c.  Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

d.  Equipment

Equipment is carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable property (Wind Sensor: 20 year, Computer: 3 year). Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions. Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Fully depreciated assets are retained in equipment and accumulated depreciation accounts until retirement or disposal. Upon retirement or disposal of an asset, the cost and related accumulated depreciation are removed, and any resulting gain or loss, net of proceeds, is credited or charged to operations.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
March 31, 2009

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.  Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.  Income Taxes

Deferred income taxes are reported for timing differences between items of income and expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS 109, "ACCOUNTING FOR INCOME TAXES," which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for tax loss and credit carry-forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

g.  Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash deposits. This cash is on deposit with a large federally insured bank. The Company has not experienced any losses in cash balances and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

h.  Recent Accounting Pronouncements

The Company does not expect any recent accounting pronouncements to have a material impact on its financial statements.

NOTE 3.  GOING CONCERN

The accompanying financial statements are presented on a going concern basis. The Company operated as R&R Travel from inception (March 2, 2001) until June 6, 2008 when the Company voted to change it's name to Greenstar Alternative Energy Inc. and modified it's business plan to operate as a provider of clean energy. The deficit accumulated during the development stage as of March 31, 2009 is $149,229. Available cash at March 31, 2009 is $11,786. The future of this Company is dependent upon its ability to obtain financing and upon profitable operations from the development of its business opportunities.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
March 31, 2009

NOTE 4.  EQUIPMENT

Equipment consists of the following:

	March 31, 2009	December 31, 2008

Wind Sensor	$ 94,088	$ 94,088
Computer	1,749	1,749

Total Fixed Assets	95,837	95,837

Less: Accumulated Depreciation	(292)	(146)

Net Fixed Assets	$ 95,445	$ 95,691

Depreciation expenses for the period ended March 31, 2009 were $146. The Company does not start depreciation for Wind Sensor because Wind Sensor is not used for the purpose. When Wind Sensor is using the purpose, the Company will depreciate it.

NOTE 5.  INCOME TAXES

The company has incurred operating losses of $149,229, which, if utilized, will begin to expire in 2027. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements and have been offset by a valuation allowance.

Details of deferred tax assets are as follows;

As of March 31, 2009

Deferred tax assets:
Net operating loss (from inception to March 31, 2009)	$ 149,229

Statutory tax rate(combined federal and state)	34%

Deferred tax assets	50,738
Valuation allowance	(50,738)

Net deferred tax assets	-0-

The potential future tax benefits of these losses have not been recognized in these financial statements due to the uncertainty of their utilization. When the future utilization of some portion of the carry-forwards is determined not to be "more likely than not" a valuation allowance is provided to reduce the recorded tax benefits from such assets.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
March 31, 2009

NOTE 6.  STOCKHOLDERS' EQUITY

On June 6, 2008, the Company voted, to amend its Articles of Incorporation to increase the total number of authorized shares of common stock at par value of $0.001 to 200,000,000 (two hundred million). Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights and are entitled to share rateably in dividends, if any. In the event of a liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.

All outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no pre emptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

In March, 2001, the Company issued 6,250,000 shares of its par value common stock to various officers and consultants for services ($1,250) rendered to the Company.

In April, 2001, the Company issued 6,250,000 shares of its par value common stock to various officers and consultants for services ($1,250) rendered to the Company.

In the fourth quarter of 2001, the Company issued an offering of 3,750,000 shares of its par value common stock to various shareholders in exchange for cash proceeds realized in the amount of $7,500.

On May 9, 2008, the Company issued 10,000,000 shares of common stock at a price of $0.025 per share to its new CFO/Director for a total cash consideration of $50,000.

The stockholders' equity section of the Company contains the following class of capital stock as of March 31, 2009:

•      Common stock, $ 0.001 par value: 200,000,000 authorized 26,250,000 shares issued and outstanding

On June 6, 2008, the Company voted, via amendment to their Articles of Incorporation, to approve a forward share split of the Corporation's outstanding and issued shares of common stock of five (5) shares for each one (1) issued by the Corporation. All share amounts have been retroactively adjusted for all periods presented.

NOTE 7.  LOANS PAYABLE

The Company issued an unsecured Promissory Note dated August 30, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $20,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is August 30, 2009. On December 15, 2008, the Company repaid $13,025.The total accrued interest as of March 31, 2009 is $558.

The Company issued a secured Promissory Note to Seal Commercial S.A. dated September 25, 2008 (the "Note") in connection with the purchase of Wind Sensors which act as "collateral" for the said loan. The loan is for $94,087 and the terms and conditions of such Note allow for prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is September 25, 2009. The total accrued interest as of March 31, 2008 is $3,373

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
March 31, 2009

NOTE 7.  LOANS PAYABLE (Continued)

The Company issued an unsecured Promissory Note dated November 10, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $15,000 working capital loan to the Corporation. The terms and conditions of such note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is November 10, 2009. The total accrued interest as of March 31, 2008 is $408.

The Company issued an unsecured Promissory Note dated November 25, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $30,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is November 25, 2009.The total accrued interest as of March 31, 2009 is $736.

The Company issued an unsecured Promissory Note dated February 12, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with an $8,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is February 12, 2010. The total accrued interest as of March 31, 2009 is $73.

The Company issued an unsecured Promissory note dated February 17, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $5,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is February 17, 2010. The total accrued interest as of March 31, 2009 is $41.

The Company issued an unsecured Promissory Note dated March 6, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $25,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is March 6, 2010. The total accrued interest as of March 31, 2009 is $120.

The Company has an account payable of $7,213 as of March 31, 2009

NOTE 8.  RELATED PARTY TRANSACTIONS

The Company currently maintains an office at 1660 Hotel Circle North, Suite 207, San Diego, California 92108 under an oral agreement and at no cost, with our corporate counsel. Our telephone number is 866-955-4723. We do not own or maintain any other offices or real estate.

On April 1, 2008, the Company entered into an employment agreement with Jesse M. De Castro. Under the terms of the agreement, the Company agreed to pay Mr. De Castro a monthly salary of $2,000 per month for the months of April through August 2008 and the sum of $3,500 per month for each month thereafter. The agreement may be terminated, by either party for "cause" and in the event of termination Mr. De Castro is entitled to severance pay equal to 90 days of salary.

March 31, 2009 Restated Financial Statements

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
March 31, 2009

NOTE 9.  JOINT VENTURE AGREEMENT

On December 12, 2008, the Company entered into a joint venture agreement with two companies domiciled in the Republic of Serbia, namely NOTOS and SIRIUS REGULUS (the parties). The Company and the parties seek to form a joint venture for the planned operation of a wind energy project at the BELO BLATO wind farm in the Republic of Serbia. They also intend to form an entity domiciled in the NETHERLANDS and in so doing, all of the assets, liabilities and business operations conducted in accordance with this Agreement will be transferred to and acquired by this company and each of the parties will acquire an equity interest. GSAE will own 51% of the voting stock and NOTOS and SIRIUS REGULUS will own 49% of the voting stock jointly. GSAE, NOTOS and SIRIUS REGULUS will be the sole stockholders in this company.

At March 31, 2009, there has been no further action regarding this proposal.

NOTE 10.  RESTATEMENT

The accompanying audited financial statements as of March 31, 2009 have been restated.

The following is a summary of the significant effects of the restatement on the Balance Sheet:
	Original	Adjusted	Restated
Equipment	0	95,445	95,445
Total assets	11,786	95,445	107,231

Total liabilities	196,560	0	196,560
Total shareholders equity	(184,774)	95,445	(89,229)
Total liabilities and shareholders' equity	11,786	95,445	107,331

The following is a summary of the significant effects of the restatement on the Statement of Operation for the three months:
	Original	Adjusted	Restated
Administration expenses	33,963	146	34,109
Net loss	36,716	146	36,862

Accumulated net loss	244,524	95,445	149,229

The adjustment entries are the following:
Debit	Credit	Amounts
Equipment		95,691
	Accumulated deficit		95,691

Depreciation		146
	Accumulated depreciation		146

The Company purchased Wind Sensor and computer and recorded as expenses. The Company restated expenses to asset and calculated related depreciation.

March 31, 2009 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
March 31, 2009

NOTE 11.  SUBSEQUENT EVENTS

The Company issued an unsecured Promissory Note dated May 15, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $20,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is May 15, 2010. The total accrued interest as of June 30, 2009 is $61.

March 31, 2009 Restated Financial Statements.

Chang G. Park, CPA, Ph. D.

t 2667 CAMINO DEL RIO SOUTH PLAZA B t SAN DIEGO t CALIFORNIA 92108 t

t TELEPHONE (858)722-5953 t FAX (858) 761-0341 t FAX (858) 764-5480

t E-MAIL changgpark@gmail.com t

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Green Star Alternative Energy, Inc.
(Formerly R&R Travel Inc.)
(A Development Stage Company)

We have audited the accompanying balance sheets of Green Star Alternative Energy, Inc. (A Development Stage "Company") as of December 31, 2008 and 2007 and the related statements of operations, changes in shareholders' equity and cash flows for the years then ended, and for the period from March 2, 2001 (inception) to December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green Star Alternative Energy, Inc. as of December 31, 2008 and 2007, and the result of its operations and its cash flows for the years then ended and for the period from March 2, 2001 (inception) to December 31, 2008 in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern. Because of the Company's current status and limited operations there is substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Chang Park
____________________
CHANG G. PARK, CPA

September 30, 2009
San Diego, CA. 92108

Member of the California Society of Certified Public Accountants
Registered with the Public Company Accounting Oversight Board

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Balance Sheets
December 31, 2008 and 2007

	2008	2007

	(Restated)

ASSETS

Current Assets
Cash	$3,310	$-

Total Current Assets	3,310	-

Equipment, net	95,691	-

Total Assets	$99,001	$-

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Accrued Expenses	$2,555	$-
Accounts payable	2,775	-
Loan from related party	51,975	-
Other loan payable	94,063	-

Total Liabilities	151,368	-

Stockholders' Equity
Common Stock, (Authorized, 200,000,000 shares, Par value: $0.001, 26,250,000 shares and 16,250,000 shares issued and outstanding as of December 31, 2008 and 2007, respectively	26,250	16,250
Additional Paid-in Capital	33,750	(6,250)
Deficit accumulated during
the development stage	(112,367)	(10,000)

Total Stockholders' Equity	(52,367)	-

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$99,001	$-

The accompanying notes are an integral part of these financial statements.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Operations
For the Years ended December 31, 2008 and 2007
and for the Period from March 2, 2001 (inception) through December 31, 2008

	Year ended December 31,		From March 2, 2001 (Inception) Through December 31, 2008

	2008	2007

	(Restated)		(Restated)
REVENUES
Revenues	$-	$-	$68,029

Total Revenues	-	-	68,029

Operating Expense
Administrative Expense	99,812	4,820	177,841

Total Operating Expenses	99,812	4,820	177,841

Other income (loss)
Interest expenses	(2,555)	-	(2,555)

Total Other Income (Loss)	(2,555)	-	(2,555)

Net (Loss)	$(102,367)	$(4,820)	$(112,367)

Basic earnings per share	$(0.01)	$(0.00)

Weighted average number of common shares outstanding	22,725,410	16,250,000

The accompanying notes are an integral part of these financial statements.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Changes in Stockholders' Equity
From March 2, 2001 (inception) through December 31, 2008

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Deficit Accumulated During the Development Stage		Total

On March 5, 2001,
6,250,000 shares issued for services	6,250,000	$6,250	$(5,000)	$		$1,250

On April 5, 2001,
6,250,000 shares issued for services	6,250,000	6,250	(5,000)			1,250

August to December 2001
3,750 shares issued for cash	3,750,000	3,750	3,750			7,500

Net loss, December 31, 2001					(2,066)	(2,066)

Balance, December 31, 2001	16,250,000	16,250	(6,250)		(2,066)	7,934

Net loss, December 31, 2002					(2,204)	(2,204)

Balance, December 31, 2002	16,250,000	16,250	(6,250)		(4,270)	5,730

Net loss, December 31, 2003					(11,024)	(11,024)

Balance, December 31, 2003	16,250,000	16,250	(6,250)		(15,294)	(5,294)

Net loss, December 31, 2004					(1,475)	(1,475)

Balance, December 31, 2004	16,250,000	16,250	(6,250)		(16,769)	(6,769)

Net income, December 31, 2005					9,781	9,781

Balance, December 31, 2005	16,250,000	16,250	(6,250)		(6,988)	3,012

Net income, December 31, 2006					1,808	1,808

Balance, December 31, 2006	16,250,000	16,250	(6,250)		(5,180)	4,820

Net income, December 31, 2007					(4,820)	(4,820)

Balance, December 31, 2007	16,250,000	16,250	(6,250)		(10,000)	-

May 9, 2008,
10,000,000 shares issued for cash	10,000,000	10,000	40,000			50,000

Net loss, December 31, 2008					(102,367)	(102,367)

Balance December 31, 2008 (restated)	26,250,000	$26,250	$33,750		$(112,367)	$(52,367)

* All outstanding share amounts have been retroactively restated to reflect the Company's 5 to 1 stock split.

The accompanying notes are an integral part of these financial statements.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Statements of Cash Flow
For the Years ended December 31, 2008 and 2007
and for the Period from March 2, 2001 (inception) through December 31, 2008

	Year ended December 31,		From March 2, 2001 (Inception) Through December 31, 2008

	2008	2007

	(Restated)		(Restated)

Operating Activities
Net income (Loss)	$(102,367)	$(4,820)	$(112,367)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expenses	146		146
Share issued for services			2,500
Changes in operating assets and liabilities:
Decrease in accounts receivable		250
Increase in accounts payable	2,775	-	2,775
Increase in accrued liabilities	2,555	(2,118)	2,555

Net Cash Provided (used) by Operating Activities	(96,891)	(6,688)	(104,391)

Investing Activities
Purchase Equipment	(95,837)	-	(95,837)

Net Cash Provided (used) by Investing Activities	(95,837)	-	(95,837)

Financing Activities
Increase in loan from related party	51,975	-	51,975
Increase in other loan payable	94,063	-	94,063
Cash received from issuance of stock	50,000	-	57,500

Net Cash Provided(used) by Financing Activities	196,038	-	203,538

Net increase (decrease) in cash	3,310	(6,688)	3,310
Cash and cash equivalents at beginning of period	-	6,688	-

Cash and Cash Equivalents at End of Period	$3,310	$-	$3,310

Cash Paid for Interest	$-	$-	$-

Cash Paid for Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

Green Star Alternative Energy, Inc. (the Company) (Formerly R&R Travel Inc.) was incorporated under the laws of the State of Nevada on March 2, 2001 and originally in the travel business, where the Company provided travel packages to financial services professionals in connection with seminars and other professional education events.

On June 6, 2008, the Company, by amendment to its articles of incorporation, changed its name to Green Star Alternative Energy, Inc. and changed it business operations to become a provider of clean restorative and profitable energy from wind, water and sunlight; whereas the world's current method of supplying the majority of its energy needs is with fossil fuels.

The Company has minimal operations at this time and is considered a development stage company.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Basis of Presentation

The Company's financial statements are prepared using the accrual method of accounting and have been prepared in accordance with accounting principles generally accepted in the United State. The Company has elected a December 31, year-end.

b.  Basic and Diluted Earnings per Share

In February 1997, the FASB issued SFAS No. 128, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No. 128 effective March 2, 2001 (inception).

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

c.  Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

d.  Equipment

Equipment is carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable property (Wind Sensor: 20 year, Computer: 3 year). Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions. Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Fully depreciated assets are retained in equipment and accumulated depreciation accounts until retirement or disposal. Upon retirement or disposal of an asset, the cost and related accumulated depreciation are removed, and any resulting gain or loss, net of proceeds, is credited or charged to operations.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.  Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.  Income Taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS Number 109, "ACCOUNTING FOR INCOME TAXES," which requires the use of the asset/liability of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for tax loss and credit carry-forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

g.  Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash deposits. This cash is on deposit with a large federally insured bank. The Company has not experienced any losses in cash balances and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

h.  Recent Accounting Pronouncements

In June 2009, FASB issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162" ("SFAS No. 168"). SFAS No. 168 establishes the FASB Accounting Standards Codification (the "Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with US GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative US GAAP for SEC registrants. SFAS No. 168 will be effective for financial statements issued for fiscal periods (interim and annual) ending after September 15, 2009. On the effective date of SFAS No. 168, all then-existing non-SEC accounting and reporting standards are superseded, with the exception of certain promulgations listed in SFAS No. 168. The Company currently does not expect adoption of this statement to have a material effect on its financial statements as the purpose of the Codification is not to create new accounting and reporting guidance. Rather, the Codification is meant to simplify user access to all authoritative US GAAP. References to US GAAP in our published financial statements will be updated, as appropriate, to cite the Codification following the effective date of SFAS No. 168.

In June 2009, the FASB issued SFAS No. 166, "Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140" (SFAS No. 166). SFAS No. 166 clarifies the information that an entity must provide in its financial statements surrounding a transfer of financial assets and the effect of the transfer on its financial position, financial performance, and cash flows. The statement eliminates the concept of a qualifying special-purpose entity and changes the requirements for the derecognition of financial assets. SFAS No. 166 is effective for fiscal years beginning after November 15, 2009. The Company is currently evaluating the impact adoption of this statement could have in its financial statements.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In April 2009, the FASB issued FASB Staff Position ("FSP") No. SFAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP SFAS 157-4").  FSP SFAS 157-4 provides guidance on estimating fair value when market activity has decreased and on identifying transactions that are not orderly.  Additionally, entities are required to disclose in interim and annual periods the inputs and valuation techniques used to measure fair value.  This FSP is effective for all periods ending after June 15, 2009.  The Company is currently evaluating the impact adoption of this statement could have on its financial statements.

In November 2008, the FASB ratified EITF No. 08-7 "Accounting for Defensive Intangible Assets" ("EITF 08-7").  EITF 08-7 clarifies the definition and accounting for defensive intangible assets acquired in a business combination or an asset acquisition and states that, upon acquisition, an intangible asset must be recognized at fair value in accordance with SFAS No. 157, regardless of how the acquiring entity intends to use the asset.  The intangible asset should be amortized over a useful life approximated by the period over which it is expected to provide direct and indirect cash flows benefits resulting from the limitation against others to use the intangible asset.  EITF 08-7 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008.  The Company is currently evaluating the impact adoption of this statement could have on its financial statements.

In October, 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3").  FSP FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and addresses application issues such as the use of internal assumptions when relevant observable data does not exist, the use of observable market information when the market is not active, and the use of market quotes when assessing the relevance of observable and unobservable data.  FSP 157-3 was effective upon issue for all periods presented in accordance with SFAS No. 157.  The adoption of FSP 157-3 did not have any material effect on the Company's financial statements.

In June 2008, the FASB issued FSP No. EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1").  FSP EITF 03-6-1 provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method.  FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years.  Upon adoption, a company is required to retrospectively adjust its earnings per share data (including any amounts related to interim periods, summaries of earnings and selected financial data) to conform with the provisions of FSP EITF 03-6-1.  The Company is currently evaluating the impact adoption of this statement could have on its financial statements.

In June 2008, the FASB ratified EITF No. 08-4, "Transition Guidance for Conforming changes to Issue No. 98-5" ("EITF 08-4").  EITF 08-4 specifically identifies the portions of EITF No. 98-5 that were nullified by EITF No. 00-27 and clarifies that instruments within the scope of SFAS No. 150 are no longer within the scope of EITF No. 98-5.  EITF 08-4 is effective for financial statements issued for fiscal years ending after December 15, 2008, earlier application is permitted.  The effect, if any, of applying the conforming changes shall be presented retrospectively with the cumulative-effect of the change being reported in retained earnings in the statement of financial position as of the beginning of the first period presented.  The adoption of EITF 08-4 did not have any material effect on the Company's financial statements.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock" ("EITF 07-5").  EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions.  It also clarifies the impact that foreign currency denominated strike prices and market-based employee stock option valuation instruments have on the evaluation.  EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years.  The Company is currently evaluating the impact adoption of this statement could have on its financial statements.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - An interpretation of FASB Statement No. 60". SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise's risk-management activities. SFAS 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles". The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In March 2008, FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133". SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements, and the adoption of this statement is not expected to have a material effect on the Company's financial statements.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2007, the FASB issued SFAS No. 141R, "Business Combinations". This statement replaces SFAS 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, measured at their fair values as of that date. SFAS 141R also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements Liabilities -an Amendment of ARB No. 51". This statement amends ARB 51 to establish accounting and reporting standards for the Non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company's financial statements upon adoption.

NOTE 3.  GOING CONCERN

The accompanying financial statements are presented on a going concern basis. The Company operated as R&R Travel from inception (March 2, 2001) until June 6, 2008 when the Company voted to change it's name to Green Star Alternative Energy Inc. and modified it's business plan to operate as a provider of clean energy. The deficit accumulated during the development stage as of December 31, 2008 is $112,367. Available cash at December 31, 2008 is $3,310.

The future of the Company is dependent upon its ability to obtain financing and upon profitable operations from the development of its business opportunities.

NOTE 4.  EQUIPMENT

Equipment consists of the following:

December 31, 2008

Wind Sensor	$ 94,088
Computer	1,749

Total Fixed Assets	95,837

Less: Accumulated Depreciation	(146)

Net Fixed Assets	$ 95,691

Depreciation expenses for the year ended December 31, 2008 and 2008 were $146 and zero, respectively. The Company does not start depreciation for Wind Sensor because Wind Sensor is not used for the purpose. When Wind Sensor is using the purpose, the Company will depreciate it.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 5.  INCOME TAXES

The Company has incurred operating losses of $112,367, which, if utilized, will begin to expire in 2021. Future tax benefits, which may arise as a result of these losses, have been recognized in these financial statements and have been offset by a valuation allowance.

Details of deferred tax assets are as follows:

	As of December 31, 2008	As of December 31, 2007

Deferred tax assets:
Loss carryforwards	$ 112,367	$ 107,547
Statutory Tax rate	34%	34%

Deferred tax assets	38,205	36,566
Valuation allowance	(38,205)	(36,566)

Net deferred tax assets	$ -0-	$ -0-

The potential future tax benefits of these losses have not been recognized in these financial statements due to uncertainty of their realization. When the future utilization of some portion of the carry-forwards is determined not to be "more likely than not" a valuation allowance is provided to reduce the recorded tax benefits from such assets.

NOTE 6.  STOCKHOLDERS' EQUITY

On June 6, 2008, the Company voted, to amend its Articles of Incorporation to increase the total number of authorized shares of common stock at par value of $0.001 to 200,000,000 (two hundred million). Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights and are entitled to share rateably in dividends, if any. In the event of a liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.

All outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no pre emptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

In March, 2001, the Company issued 6,250,000 shares of its par value common stock to various officers and consultants for services ($1,250) rendered to the Company.

In April, 2001, the Company issued 6,250,000 shares of its par value common stock to various officers and consultants for services ($1,250) rendered to the Company.

In the fourth quarter of 2001, the Company issued an offering of 3,750,000 shares of its par value common stock to various shareholders in exchange for cash proceeds realized in the amount of $7,500.

On May 9, 2008, the Company issued 10,000,000 shares of common stock at a price of $0.025 per share to its new CFO/Director for a total cash consideration of $50,000.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 6.  STOCKHOLDERS' EQUITY (Continued)

The stockholders' equity section of the Company contains the following class of capital stock as of December 31, 2008:

•      Common stock, $ 0.001 par value: 200,000,000 authorized 26,250,000 shares issued and outstanding

On June 6, 2008, the Company voted, via amendment to their Articles of Incorporation, to approve a forward share split of the Corporation's outstanding and issued shares of common stock of five (5) shares for each one (1) issued by the Corporation. All share amounts have been retroactively adjusted for all periods presented.

NOTE 7.  LOANS PAYABLE

The Company issued an unsecured Promissory Note dated August 30, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $20,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is August 30, 2009. The maturity is extended one year to august 30, 2009. On December 15, 2008, the Company repaid $13,025. The total accrued interest as of December 31, 2008 is $439.

The Company issued a secured Promissory Note to Seal Commercial S.A. dated September 25, 2008 (the "Note") in connection with the purchase of Wind Sensors which act as "collateral" for the said loan. The loan is for $94,087 and the terms and conditions of such Note allow for prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is September 25, 2009. The total accrued interest as of December 31, 2008 is $1,750.

The Company issued an unsecured Promissory Note dated November 10, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $15,000 working capital loan to the Corporation. The terms and conditions of such note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is November 10, 2009. The total accrued interest as of December 31, 2008 is $149.

The Company issued an unsecured Promissory Note dated November 25, 2008 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $30,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the prepayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is November 25, 2009.The total accrued interest as of December 31, 2008 is $219.

The Company has an account payable of $2,775 as of December 31, 2008.

NOTE 8.  RELATED PARTY TRANSACTIONS

The Company currently maintains an office at 1660 Hotel Circle North, Suite 207, San Diego, California 92108 under an oral agreement and at no cost with our corporate counsel. Our telephone number is 866-955-4723. We do not own or maintain any other offices or real estate.

On April 1, 2008, the Company entered into an employment agreement with Jesse M. De Castro. Under the terms of the agreement, the Company agreed to pay Mr. de Castro a monthly salary of $2,000 per month for the months of April through August 2008 and the sum of $3,500 per month for each month thereafter. The agreement may be terminated by either party for "cause" and in the event of termination Mr. De Castro is entitled to severance pay equal to 90 days of salary.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 9.  JOINT VENTURE AGREEMENT

On December 12, 2008, the Company entered into a joint venture agreement with two companies domiciled in the Republic of Serbia, namely NOTOS and SIRIUS REGULUS (the parties). The Company and the parties seek to form a joint venture for the planned operation of a wind energy project at the BELO BLATO wind farm in the Republic of Serbia. They also intend to form an entity domiciled in the NETHERLANDS and in so doing, all of the assets, liabilities and business operations conducted in accordance with this Agreement will be transferred to and acquired by this company and each of the parties will acquire an equity interest. GSAE will own 51% of the voting stock and NOTOS and SIRIUS REGULUS will own 49% of the voting stock jointly. GSAE, NOTOS and SIRIUS REGULUS will be the sole stockholders in this company.

NOTE 10.  RESTATEMENT

The accompanying audited financial statements as of December 31, 2008 have been restated.

The following is a summary of the significant effects of the restatement on the Balance Sheet:
	Original	Adjusted	Restated
Equipment	0	95,691	95,691
Total assets	3,310	95,691	99,001

Total liabilities	151,368	0	151,368
Total shareholders equity	(148,058)	95,691	(52,367)
Total liabilities and shareholders' equity	3,310	95,691	99,001

The following is a summary of the significant effects of the restatement on the Statement of Operation:
	Original	Adjusted	Restated
Administration expenses	195,501	95,691	99,812
Net loss	198,058	95,691	102,367

Accumulated net loss	207,808	95,691	112,367

The adjustment entries are the following:
Debit	Credit	Amounts
Equipment		95,837
	Administration expense		95,837

Depreciation		146
	Accumulated depreciation		146

The Company purchased Wind Sensor and computer and recorded as expenses. The Company restated expenses to asset and calculated related depreciation.

December 31, 2008 Restated Financial Statements.

GREEN STAR ALTERNATIVE ENERGY, INC.
(Formerly R&R Travel Inc.)
(A Development Stage Company)
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 11.  SUBSEQUENT EVENTS

The Company issued an unsecured Promissory Note dated February 12, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with an $8,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is February 12, 2010. The total accrued interest as of June 30, 2009 is $212.

The Company issued an unsecured Promissory note dated February 17, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $5,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is February 17, 2010. The total accrued interest as of June 30, 2009 is $127.

The Company issued an unsecured Promissory Note dated March 6, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $25,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is March 6, 2010. The total accrued interest as of June 30, 2009 is $556.

The Company issued an unsecured Promissory Note dated May 15, 2009 (the "Note") to Jesse de Castro, a director of the Company, in connection with a $20,000 working capital loan to the Corporation. The terms and conditions of such Note allow for the repayment of principle and accrued interest at anytime without penalty. The interest rate is 7% per annum and the maturity date is May 15, 2010. The total accrued interest as of June 30, 2009 is $61.

December 31, 2008 Restated Financial Statements.